2
                                  SCHEDULE 14A

           Proxy Statement Pursuant to Section 14(a) of the Securities

                      Exchange Act of 1934 (Amendment No. )

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       14a-6(e)(2))

[ ]    Definitive Proxy Statement

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[ ]    Soliciting Material Pursuant to ss.240.14a-12


                              RSI Retirement Trust
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

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       3)   Per unit price or other underlying value of transaction computed pursuant to Exchange Act Rule 0-11 (set forth the amount on which
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[ ]    Fee paid previously with preliminary materials.

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       Rule 0-11(a)(2) and identify the filing for which the offsetting fee was paid previously. Identify the previous filing by registration statement
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                                      -2-

                              RSI RETIREMENT TRUST
                               317 MADISON AVENUE
                            NEW YORK, NEW YORK 10017

                              --------------------

                 NOTICE OF SPECIAL MEETING OF TRUST PARTICIPANTS

                                February 27, 2003

                              --------------------


NOTICE IS HEREBY GIVEN that a Special Meeting of Trust Participants of RSI Retirement Trust ("Trust") will be held at the offices of the Trust, 317 Madison Avenue, New York, New York 10017, on February 27, 2003 at 3:30 p.m. (E.D.T.), for the following purposes:

     1. (Emerging Growth Equity Fund unitholders only) To approve or disapprove a new investment sub-advisory agreement between Retirement System Investors Inc. (the Emerging Growth Equity Fund's investment manager) and Batterymarch Financial Management, Inc. (the Emerging Growth Equity Fund's sub-adviser for a portion of the Emerging Growth Equity Fund).

     2. (Emerging Growth Equity Fund unitholders only) To approve or disapprove a new investment sub-advisory agreement between Retirement System Investors Inc. (the Emerging Growth Equity Fund's investment manager) and Neuberger Berman (the Emerging Growth Equity Fund's sub-adviser for a portion of the Emerging Growth Equity Fund).

     3.   Any other matters which shall properly come before the meeting.


The matters referred to above are discussed in detail in the Proxy Statement accompanying this Notice. Only those persons having the right to vote Units of the Emerging Growth Equity Fund portfolio of the the Trust of record as of the close of business on January 28, 2003 are entitled to notice of and to vote at the Special Meeting of Trust Participants or at any adjournment or adjournments thereof.

                                                     By Order of the Trustees,


                                                     ---------------------------
                                                        STEPHEN P. POLLAK
                                                        Executive Vice President
                                                        Counsel and Secretary

DATED:     New York, New York
           February 6, 2003

                              RSI RETIREMENT TRUST
                           EMERGING GROWTH EQUITY FUND
                               317 MADISON AVENUE
                            NEW YORK, NEW YORK 10017

                              --------------------

                                 PROXY STATEMENT

                               General Information

         This Proxy Statement is furnished in connection with the solicitation of proxies by the trustees of RSI Retirement Trust ("Trust") for use at the special meeting ("Meeting") of those persons having the right to vote shares ("Units") of the Emerging Growth Equity Fund ("Investment Fund") of the Trust ("Trust Participants") to be held at the offices of the Trust at 317 Madison Avenue, New York, New York, 10017 on February 27, 2003, at 3:30 P.M. (E.D.T.), and at any adjournment thereof. The approximate date on which this Proxy Statement and form of proxy are first being sent to Trust Participants is February 6, 2003.

         Execution of a proxy will not in any way affect a Trust Participant's right to attend the Meeting and vote in person, and any Trust Participant giving a proxy has the right to revoke it at any time by written notice addressed to and received by the Secretary of the Trust prior to the exercise of the proxy or by attending the Meeting and revoking the proxy in person.

         The Trustees have fixed the close of business on January 27, 2003 as the record date for the determination of Trust Participants entitled to notice of and to vote at the Meeting.

         The Trust had outstanding as of the record date 10,245,503,030 Units of beneficial interest, which are divided into separate Investment Funds. As of the record date, 1,083,174,999 Units of beneficial Interest of the Emerging Growth Equity Fund were outstanding.

         Each Trust Participant shall be entitled to exercise the voting rights of Units owned by the participating trust or custodial account of which he is the Trust Participant. All outstanding full Units of the Trust, irrespective of class, are entitled to one vote and each fractional Unit is entitled to the corresponding fractional vote. Units of the Emerging Growth Equity Fund will be voted separately with respect to approval or rejection of the new Investment Sub-Advisory Agreements between Retirement System Investors Inc. ("Investors"), the Emerging Growth Equity Fund Investment Manager, and:

         Batterymarch Financial Management, Inc. ("Batterymarch"), and

         Neuberger Berman Management Inc. ("NB").

The following table summarizes the foregoing information:

                     PROPOSAL                   INVESTMENT FUNDS VOTING

         1.   Approval or Disapproval           Emerging Growth Equity Fund only
              of Investment Sub-Advisory
              Agreement Between Batterymarch
              and Investors
         2.   Approval or Disapproval of        Emerging Growth Equity Fund only
              Investment Sub-Advisory
              Agreement Between NB and
              Investors

         In the event that a quorum of Trust Participants (holders of one-third of the shares issued and outstanding and entitled to vote at the Meeting) is not represented at the Meeting or at any adjournment thereof, or, even though a quorum is so represented, in the event that sufficient votes in favor of the items set forth in the Notice of the Meeting are not received, the persons named as proxies may propose and vote for one or more adjournments of the Meeting for a period or periods of not more than 60 days in the aggregate and further solicitation of proxies may be made. Trust Participants who have voted against the proposals or who have abstained from voting will be included in the quorum for the Meeting. Proxies sent in by brokers and other nominees, if any, which cannot be voted on a proposal because instructions have not been received from the beneficial owners ("non-votes") and proxies abstaining on a particular proposal, will be considered to be shares present at the Meeting, but not voting with respect to the proposal. Thus, non-vote proxies and abstentions will have the effect of a vote against Proposals 1 and 2.

         The Trust is registered as an open-end investment company under the Investment Company Act of 1940, as amended ("Act"). A registration statement relating to the offer and sale of Units in the Trust has been filed and is effective under the Securities Act of 1933, as amended.

         The costs of the Meeting, including the solicitation of proxies, will be paid by the Trust. In addition to the solicitation of proxies by mail, Trustees, officers, and agents of the Trust may solicit proxies in person or by telephone.

                            OVERVIEW OF THE PROPOSALS

         Investors serves as investment manager for the Emerging Growth Equity Fund. Prior to October 2, 2002, HLM Management Company Inc. ("HLM"), provided portfolio management services with respect to about one half of the assets of the Emerging Growth Equity Fund, while Investors directly provided portfolio management services with respect to the other half. On September 26, 2002, the Board of Trustees voted to terminate the sub-advisory contract of HLM and approved new sub-advisory contracts, effective October 2, 2002, with Batterymarch and NB. At the same time, the Board approved an adjustment in the percentage of assets to be managed by the sub-advisors, whereby Batterymarch became responsible for providing portfolio management services with respect to approximately 60% of the portfolio and NB became responsible for providing portfolio management services with respect to approximately 40% of the portfolio. Pursuant to rules under the rules of the Act, Batterymarch and NB may act as investment sub-advisors with respect to the Emerging Growth Equity Fund for a period of 150 days after termination of the HLM Sub-Advisory Agreement, after which time the new sub-advisory contracts cannot continue unless approved by a majority vote of unit holders of Emerging Growth Equity Fund. Therefore each new sub-advisory contract is being presented for approval by unitholders as a separate proposal, each of which is described in detail below.

                                   PROPOSAL 1

                      New Investment Sub-Advisory Agreement
                  between Retirement System Investors Inc. and
                     Batterymarch Financial Management, Inc.

  (Proposal to be voted on by Trust Participants of the Emerging Growth Equity
                                   Fund only)


         Investors currently serves as investment manager for the Emerging Growth Equity Fund pursuant to an Investment Management Agreement (the "Current Management Agreement") dated August 1, 1993 between the Trust, on behalf of the Emerging Growth Equity Fund, and Investors. The Current Management Agreement was approved by Trust Participants of the Emerging Growth Equity Fund at a meeting held on July 31, 1993, and was most recently approved by the Board of Trustees at its meeting on jULY 25, 2002. The Current Management Agreement provides that Investors shall supply portfolio management services to the Emerging Growth Equity Fund, and that Investors may, with the approval of the Trustees and the Trust Participants, retain one or more sub-advisers to provide such portfolio management services, subject to oversight by Investors. From April 1, 1997 through October 1, 2002, HLM provided portfolio management services to a portion of the Emerging Growth Equity Fund. HLM provided these services pursuant to an investment sub-advisory agreement (the "HLM Sub-Advisory Agreement") between Investors and HLM which was most recently approved by the Board of Trustees at its July 25, 2002 meeting and by Trust Participants of the Emerging Growth Equity Fund on July 29, 1997. Effective October 1, 2002, Investors terminated the HLM Sub-Advisory Agreement and retained Batterymarch pursuant to a new investment sub-advisory agreement (the "Batterymarch Sub-Advisory Agreement") approved by the Board of Trustees on September 26, 2002, to provide portfolio management services for 60% of the Emerging Growth Equity Fund. Prior to October 2, 2002, 50% of the Emerging Growth Equity Fund was sub-advised by HLM and 50% of the Emerging Growth Equity Fund was advised by Investors.

         Pursuant to rules under the Act, Batterymarch may continue to act as investment sub-advisor with respect to the Emerging Growth Equity Fund for a period of 150 days after termination of the HLM Sub-Advisory Agreement, provided that compensation to be received by Batterymarch during this period does not exceed the compensation the act would have been paid if the HLM Sub-Advisory Agreement were still in effect. The rate of compensation to be paid to Batterymarch under the new sub-advisory contract is lower than that paid to HLM under the previous sub-advisory contract and the overall advisory fees to be paid by the fund under the new arrangements are lower than these paid by the fund under the previous arrangements. In addition, the Trust pays a fee to Investors, as described in the Prospectus, for the assets of the Emerging Growth Equity Fund managed by Batterymarch.

         In evaluating the proposal to terminate and replace HLM as a sub-advisor to the Emerging Growth Equity Fund, the Investment Committee of the Board of Trustees (the "Investment Committee") and the Board of Trustees considered various factors, including the performance of HLM in comparison to similar funds and relevant performance benchmarks, and the fact that as a result of such approval the overall expenses of the Emerging Growth Equity Fund would be lowered. After thoroughly analyzing prospective managers to replace HLM as a sub-advisor to the Emerging Growth Equity Fund, the Investment Committee Chairman, at the September 26, 2002 Board of Trustees' meeting, recommended to the full board their consideration and approval of Batterymarch as a sub-advisor for the Emerging Growth Equity Fund. At this meeting, the Board of Trustees, including a majority of the Independent Trustees, unanimously approved the Batterymarch Sub-Advisory Agreement, and directed that it be submitted to Emerging Growth Equity Fund Trust Participants for approval.

         In evaluating the proposal to appoint Batterymarch as a sub-advisor to the Emerging Growth Equity Fund, the Investment Committee and the Board of Trustees considered various factors, including the qualifications of Batterymarch to provide sub-advisory services, including the credentials and investment experience of Batterymarch's officers and employees who will be responsible for the day-to-day management of the Emerging Growth Equity Fund's portfolio; the investment capabilities of Batterymarch in managing a portfolio of companies with small market capitalizations, including rapidly growing, emerging companies; and the historical performance record of Batterymarch in managing other portfolios over time.

         In considering the proposal to appoint Batterymarch, the Investment Committee and the Board of Trustees also considered the sub-advisory fee payable under the HLM Sub-Advisory Agreement as compared with the sub-advisory fee payable under the Batterymarch Sub-Advisory Agreement. The Trustees considered the fact that the proposed sub-advisory fee rate payable under the Batterymarch Sub-Advisory Agreement is lower than the rate payable under the HLM Sub-Advisory Agreement for current asset levels. The following chart describes (1) the investment management fee rate payable under the Current Management Agreement, and (2) the investment management fee proposed to be payable by the Trust to Investors with respect to the portfolio of the International Equity Fund advised by Batterymarch and the fee payable by Investors to Batterymarch under the Batterymarch Sub-Advisory Agreement. (As described below, if the Batterymarch Sub-Advisory Agreement is approved, the fee paid by the Emerging Growth Equity Fund to Investors will be adjusted to reflect the different fees payable by Investors to Batterymarch.)

              Investment Management and Sub-Advisory Fee Schedules
              ----------------------------------------------------

Current
-------

                  Percentage of        Percentage of        Percentage of Assets
Emerging Growth   Average Daily        Average Daily Net    Payable by
Equity Fund       Net Assets Payable   Assets Retained by   Investors to
Assets Managed    to Investors         Investors            Sub-Adviser
--------------    ------------         ---------            -----------

First $25 million     1.20%               0.20%                 1.00%
Next $25 million      1.00%               0.20%                 0.80%
Over $50 million      0.80%               0.20%                 0.60%

Proposed
--------
                                                               Percentage of
                                          Percentage of        Average Daily Net
Emerging Growth   Percentage of Average   Average Daily        Assets Payable by
Equity Fund       Daily Net Assets        Net Assets Retained  Investors to
Assets Managed    Payable to Investors    by Investors         Batterymarch
--------------    --------------------    ------------         ------------

First $25 million     1.05%               0.20%                 0.85%
Next $75 million      0.90%               0.20%                 0.70%
Over $100 million     0.80%               0.20%                 0.60%


     Pro Forma Comparison of Current Management and Sub-Advisory Agreements
                            with Proposed Agreements

         The following table shows the dollar amount of investment management fees paid by the Emerging Growth Equity Fund to Investors and the dollar amount of sub-advisory fees paid by Investors to HLM for the component of the Fund managed by HLM during the Fund's fiscal year ended September 30, 2002 under the Current Management Agreement and HLM Sub-Advisory Agreement and the pro-forma amount of fees that would have been paid for the component of the Investment Fund managed by Batterymarch assuming the Batterymarch Sub-Advisory Agreement, related fee change and asset levels under the Management Agreement were in effect during the same period.

                                                                  Fee Payable by
                          Fee Payable by Fund   Fee Retained by    Investors to
                              to Investors*        Investors       Sub-Adviser
                              -------------        ---------       -----------

Actual Investment
Management and Sub-
Advisor Fees with HLM          $341,678          $58,423           $283,255
                               ----------        ----------        ----------

Pro-Forma Investment
Management and Sub-
Advisory Fees with
Batterymarch                   $300,076          $58,423           $241,653
                               ----------        ----------        ----------

Pro-Forma Fees
as a Percentage of
Actual Fees                       87.86%                0%            85.31%
                               ----------        ----------         ---------

         In considering the proposed changes in sub-advisory arrangements, the Trustees considered the fact that the terms and conditions of the HLM Sub-Advisory Agreement are identical in all material respects to the terms and conditions of the Batterymarch Sub-Advisory Agreement, with the exceptions of the compensation payable thereunder and the identity of the sub-adviser.

         Information Concerning the Batterymarch Sub-Advisory Agreement

         Under the Batterymarch Sub-Advisory Agreement, Batterymarch is required to manage the assets of the portion of the Emerging Growth Equity Fund allocated to it, subject to and consistent with the investment objectives and policies of the Fund as set forth in the current prospectus of the Trust and as specified in writing from time to time by the Trustees or Investors. Batterymarch is also required to consult with Investors or the Trustees as Investors or the Trustees shall reasonably request with respect to the overall investment policy of the Emerging Growth Equity Fund. A copy of the Batterymarch Sub-Advisory Agreement is annexed as Exhibit A.

         After taking all of the above factors into consideration, the Board of Trustees of the Trust, including the Independent Trustees unanimously approved the Batterymarch Sub-Advisory Agreement with Batterymarch.

                       Information Concerning Batterymarch

         Set forth below is information concerning Batterymarch, its address and the names of its principals and their official titles, including a brief description of the organization.

         Batterymarch Financial Management Inc., 200 Clarendon Street, Boston, MA 02116, is a wholly owned subsidiary of Legg Mason, Inc., a diversified financial services company. Batterymarch was founded in 1969 to manage U.S. equity portfolios for institutional clients. Batterymarch currently manages approximately $6.8 billion in assets. The name and principal occupation of each of Batterymarch's directors and its principal executive officer, each of whose address is in care of Batterymarch, is as follows.

                                                            Principal
        Name                  Title                         Occupation
        ----                  -----                         ----------

William L. Elcock       Chief Executive Officer      Chief Executive Officer,
                                                     Batterymarch; Senior
                                                     Portfolio Manager and
                                                     Director

Tania Zouikin           Chairman and Director        Chairman and Director,
                                                     Batterymarch

William L. Elcock       Director                     Chief Executive Officer,
                                                     Senior Portfolio Manager
                                                     and Director, Batterymarch

Edward A. Taber III     Director                     Senior Executive Vice
                                                     President and Head of
                                                     Institutional Asset
                                                     Management, Legg Mason,
                                                     Inc.; Senior Executive Vice
                                                     President and Director,
                                                     Legg Mason Wood
                                                     Walker,Incorporated; Vice
                                                     Chairman and Non-Employee
                                                     Director, Legg Mason Fund
                                                     Adviser, Inc.; Chairman and
                                                     Non-Employee Director, LM
                                                     Institutional Advisers,
                                                     Inc.

Deepak Chowdbury        Director                     Chief Executive Officer and
                                                     Director, Legg Mason
                                                     Investors Asset Managers,
                                                     plc; Vice President, Legg
                                                     Mason Fund Adviser, Inc.;
                                                     Senior Vice President, Legg
                                                     Mason Wood Walker,
                                                     Incorporated

Timothy C. Scheve       Director                     Senior Executive Vice
                                                     President, Legg Mason,
                                                     Inc.; Senior Executive Vice
                                                     President and Director,
                                                     Legg Mason Wood Walker,
                                                     Incorporated; President and
                                                     Director, Legg Mason Tower,
                                                     Inc.

         The following table shows other mutual funds that are similar to the Emerging Growth Equity Fund and advised by Batterymarch.

         Name of          Size of         Advisor            Contractual Fee
          Fund             Fund          Fee Rate          Waiver or Reduction
          ----             ----          --------          -------------------



         THE BOARD OF TRUSTEES RECOMMENDS APPROVAL OF THE PROPOSED BATTERYMARCH SUB-ADVISORY AGREEMENT.

                                   PROPOSAL 2

                      New Investment Sub-Advisory Agreement
                  between Retirement System Investors Inc. and
                    Neuberger Berman Management Company Inc.

      (Proposal to be voted on by Trust Participants of the Emerging Growth
                                Equity Fund only)


         Investors currently serves as investment manager for the Emerging Growth Equity Fund pursuant to the Current Management Agreement. The Current Management Agreement was approved by Trust Participants of the Emerging Growth Equity Fund at a meeting held on July 31, 1993, and was most recently approved by the Board of Trustees at its meeting on July 25, 2002. The Current Management Agreement provides that Investors shall supply portfolio management services to the Emerging Growth Equity Fund, and that Investors may, with the approval of the Trustees and the Trust Participants, retain one or more sub-advisers to provide such portfolio management services, subject to oversight by Investors. From April 1, 1997 through October 1, 2002, HLM provided portfolio management services to a portion of the Emerging Growth Equity Fund. HLM provided these services pursuant to an investment sub-advisory agreement (the "HLM Sub-Advisory Agreement") between Investors and HLM which was most recently approved by the Board of Trustees at its July 25, 2002 meeting and by Trust Participants of the Emerging Growth Equity Fund on July 29, 1997. Effective October 1, 2002, Investors terminated the HLM Sub-Advisory Agreement and retained NB pursuant to a new investment sub-advisory agreement (the "NB Sub-Advisory Agreement") approved by the Board of Trustees on September 26, 2002, to provide portfolio management services for 40% of the Emerging Growth Equity Fund. Prior to October 2, 2002, 50% of the Emerging Growth Equity Fund was sub-advised by HLM and 50% of the Emerging Growth Equity Fund was advised by Investors.

         Pursuant to rules under the Act, NB may continue to act as investment sub-advisor with respect to the Emerging Growth Equity Fund for a period of 150 days after termination of the HLM Sub-Advisory Agreement, provided that compensation to be received by NB during this period does not exceed the compensation that would have been paid if the HLM Sub-Advisory Agreement were still in effect. The rate of compensation to be paid to NB under the new sub-advisory contract is lower than that paid to HLM under the previous sub-advisory contract, and the overall advisory fees to be paid by the Trust under the new arrangements are lower than those paid by the Trust under the previous arrangements. In addition, the Trust pays a fee to Investors, as described in the Prospectus, for the assets of the Emerging Growth Equity Fund managed by NB. This fee arrangement has not changed.

         In evaluating the proposal to terminate and replace HLM as a sub-advisor to the Emerging Growth Equity Fund, the Investment Committee and the Board of Trustees considered various factors including the performance of HLM in comparison to similar funds and relevant performance benchmarks; and the fact that as a result, if such approval the overall expenses of the Emerging Growth Equity Fund would be lowered. After thoroughly analyzing prospective managers to replace HLM as a sub-advisor to the Emerging Growth Equity Fund, the Investment Committee Chairman, at the September 26, 2002 Board of Trustees' meeting, recommended to the full board their consideration and approval of NB as a sub-advisor for the Emerging Growth Equity Fund. At this meeting, the Board of Trustees, including a majority of the Independent Trustees, unanimously approved the NB Sub-Advisory Agreement, and directed that it be submitted to Emerging Growth Equity Fund Trust Participants for approval.

         In evaluating the proposal to appoint NB as a sub-advisor to the Emerging Growth Equity Fund, the Investment Committee and the Board of Trustees considered various factors, including the qualifications of NB to provide sub-advisory services, including the credentials and investment experience of NB's officers and employees who will be responsible for the day-to-day management of the Emerging Growth Equity Fund's portfolio; the investment capabilities of NB in managing a portfolio of companies with small market capitalizations, including rapidly growing, emerging companies; and the historical performance record of NB in managing other portfolios over time.

         In considering the proposal to appoint NB, the Investment Committee and the Board of Trustees also considered the sub-advisory fee payable under the HLM Sub-Advisory Agreement as compared with the sub-advisory fee payable under the NB Sub-Advisory Agreement. The Trustees considered the fact that, the proposed sub-advisory fee rate payable under the NB Sub-Advisory Agreement is lower than the rate payable under the HLM Sub-Advisory Agreement. The following chart describes (1) the investment management fee rate payable under the Current Management Agreement, and (2) the investment management fee proposed to be payable by the Trust to Investors with respect to the portfolio of the International Equity Fund advised by NB and the fee payable by Investors to NB under the NB Sub-Advisory Agreement. As described below, if the NB Sub-Advisory Agreement is approved, the fee paid by the Emerging Growth Equity Fund to Investors will be adjusted to reflect the different fees payable by Investors to NB.


              Investment Management and Sub-Advisory Fee Schedules
              ----------------------------------------------------

Current
-------

                  Percentage of        Percentage of        Percentage of Assets
Emerging Growth   Average Daily        Average Daily Net    Payable by
Equity Fund       Net Assets Payable   Assets Retained by   Investors to
Assets Managed    to Investors         Investors            Sub-Adviser
--------------    ------------         ---------            -----------

First $25 million     1.20%              0.20%                 1.00%
Next $25 million      1.00%              0.20%                 0.80%
Over $50 million      0.80%              0.20%                 0.60%


Proposed
--------

                                                               Percentage of
                                          Percentage of        Average Daily Net
Emerging Growth   Percentage of Average   Average Daily        Assets Payable by
Equity Fund       Daily Net Assets        Net Assets Retained  Investors to
Assets Managed    Payable to Investors    by Investors         NB
--------------    --------------------    ------------         --

All Assets            1.00%               0.20%              0.80$

  Pro Forma Comparison of Current Management and Sub-Advisory Agreements with
                              Proposed Agreements

         The following table shows the dollar amount of investment management fees paid by the Emerging Growth Equity Fund to Investors and the dollar amount of sub-advisory fees paid by Investors to HLM for the component of the Fund managed by HLM during the Fund's fiscal year ended September 30, 2002 under the Current Management Agreement and HLM Sub-Advisory Agreement and the pro-forma amount of fees that would have been paid for the component of the Investment Fund managed by NB assuming the NB Sub-Advisory Agreement was in effect at the same asset levels during the same period. Note that HLM was responsible for managing 50% of the Emerging Growth Fund's assets whereas NB will only be responsible for managing 40% of the Emerging Growth Fund's assets.

                                                                  Fee Payable by
                          Fee Payable by Fund   Fee Retained by    Investors to
                              to Investors         Investors       Sub-Adviser
                              -------------        ---------       -----------

Actual Investment
Management and Sub-
Advisor Fees with HLM          $341,678            $ 58,423          $283,255
                               ----------          ----------        ----------

Pro-Forma Investment
Management and Sub-
Advisory Fees with
NB                             $331,380            $ 66,276          $265,104
                               ----------          ----------        ----------

Pro-Forma Fees as a
Percentage of Actual Fees         96.99%             113.44%            93.59%
                               ----------          ----------        ----------

         In considering the proposed changes in sub-advisory arrangements, the Trustees considered the fact that the terms and conditions of the HLM Sub-Advisory Agreement are identical in all material respects to the terms and conditions of the NB Sub-Advisory Agreement, with the exceptions of the compensation payable thereunder and the identity of the sub-adviser.

              Information Concerning the NB Sub-Advisory Agreement

         Under the NB Sub-Advisory Agreement, NB is required to manage the assets of the portion of the Emerging Growth Equity Fund allocated to it, subject to and consistent with the investment objectives and policies of the Fund as set forth in the current prospectus of the Trust and as specified in writing from time to time by the Trustees or Investors. NB is also required to consult with Investors or the Trustees as Investors or the Trustees shall reasonably request with respect to the overall investment policy of the Emerging Growth Equity Fund. A copy of the NB Sub-Advisory Agreement is annexed as Exhibit B.

         After taking all of the above factors into consideration, the Board of Trustees of the Trust, including the Independent Trustees unanimously approved the NB Sub-Advisory Agreement with NB.

                            Information Concerning NB

         Set forth below is information concerning NB, its address and the names of its principal executive officer, directors and their principal occupations, and a brief description of the organization.

         Neuberger Berman, Investment Management Inc. 605 Third Avenue, New York, NY 10158, is a wholly-owned subsidiary of NB and its predecessor firms, dating to 1939, have specialized in the management of mutual funds since 1950. Neuberger Berman, LLC, an affiliate of NB also wholly-owned by Neuberger Berman LLC, may act as a broker in the purchase and sale of Emerging Growth Equity Fund securities, and provides NB with certain assistance in the management of the portfolio without added cost. NB and its affiliates currently manage approximately $53 billion in assets. The name and principal occupation of each of NB's directors and its principal executive officer, each of whose address is in care of NB, is as follows.

                                                       Principal
        Name                    Title                  Occupation
        ----                    -----                  ----------

Jeffrey B. Lane          Director                  Chief Executive Officer,
                                                   Director, Neuberger Berman
                                                   Inc.
Robert Matza             Director                  Executive Vice President,
                                                   Director, Neuberger Berman
                                                   Inc.
Heidi L. Steiger         Director                  Executive Vice President,
                                                   Director, Neuberger Berman
                                                   Inc.
Jack Rivkin              Chairman                  Executive Vice President,
                                                   Neuberger Berman Inc.
Peter E. Sundman         President, Director       Executive Vice President,
                                                   Director, Neuberger Berman
                                                   Inc.


         The following table shows other mutual funds that are similar to The Emerging Growth Equity Fund and advised by NB.

         Name of          Size of         Advisor            Contractual Fee
          Fund             Fund          Fee Rate          Waiver or Reduction
          ----             ----          --------          -------------------

         THE BOARD OF TRUSTEES RECOMMENDS APPROVAL OF THE PROPOSED NB SUB-ADVISORY AGREEMENT.

           EFFECT OF APPROVAL OF BOTH PROPOSALS ON ADVISORY FEES PAID

         The following table shows the dollar amount of advisory fees paid by the Emerging Growth Equity Fund during its fiscal year ended September 30, 2002, and the amount that would have been paid during that fiscal year if the proposed sub-advisory agreements had been in effect:

Actual Investment
Advisory Fees Paid                  $__________

Pro-Forma Investment
Advisory Fees with
New Sub-Advisory
Agreements                          $___________

Pro-Forma Fees
As a Percentage of
Actual Fees                          ____________%


                        Information Concerning Investors

         Set forth below is information concerning Investors, including its address, the name, address and principal occupation of its principal executive officer and each director and the identification of its controlling persons and principal owners.

Retirement System Investors Inc. ("Investors"), 317 Madison Avenue, New York, New York 10017, is a wholly-owned subsidiary of Retirement System Group Inc. ("Group"), 317 Madison Avenue, New York, New York 10017. Investors was formed in March 1989 to act as investment adviser to certain of the Trust's Investment Funds following the consummation of a reorganization of the Trust. Investors also acts as sub-advisor to Growth and Income Fund of the Enterprise Group of Funds, and may also act as investment adviser to other investment companies. The name of each of Investors' directors and its principal executive officer, each of whose address is in care of Investors, is as follows:

                                    Title and Other
         Name                  Principal Occupation, if any

William Dannecker          Director

                           Chairman, Chief Executive Officer and Director - Retirement System Group Inc.

                           President and Director - Retirement System
                           Consultants Inc.

                           President, Director and Registered Principal - Retirement System Distributors Inc.

                           President and Director - Retirement
                           System Fund Inc.

                           Director - RSG Insurance Agency Inc.

Michelle A. Ward           Executive Vice President

                           Senior Investment Officer and Director - Retirement System Group Inc.

Stephen P. Pollak          Director, Vice President and Secretary

                           Executive Vice President, Counsel, Secretary and Director - Retirement System Group Inc.

                           Vice President, Counsel, Secretary and Director - Retirement System Consultants Inc.

                           Vice President, Secretary, Registered Principal and Director - Retirement System Distributors Inc.

                           Executive Vice President, Counsel and Secretary - Retirement System Fund Inc.

Retirement System Distributors Inc. ("Distributors"), another wholly-owned subsidiary of Group, located at 317 Madison Avenue, New York, New York 10017, is the principal underwriter to the Trust. For the year ended September 30, 2002, Distributors received no fees from the Trust. Administrative services to the Trust are provided by Retirement System Consultants Inc. ("Consultants"), also a wholly owned subsidiary of Group, located at 317 Madison Avenue, New York, New York 10017. For the year ended September 30, 2002, Consultants received fees from the Trust in the aggregate amount of $_____________.

                              Principal Unitholders

         The Plan of Participation of each of the institutions listed below owns of record and beneficially 5% or more of the Emerging Growth Equity Fund's outstanding Units, as of December 31, 2002. Each Plan of Participation listed is a defined benefit plan, unless otherwise indicated:

                                              Amount of             Percent
       Name                                   Ownership             of Class
  --------------                              ---------             --------

New York Community Bank                                             5.51%

Ridgewood Savings Bank                        ---------             6.82%

The Roslyn Savings Bank                                             8.63%

The addresses of these institutions are as follows:

New York Community Bank, 615 Merrick Avenue, Westbury, NY 11590; and Ridgewood Savings Bank, Myrtle & Forest Avenues, Ridgewood, New York 11385; and The Roslyn Savings Bank, One Jericho Plaza, Second Floor, Jericho, NY 11573.

                                  Vote Required

         Approval of Proposals 1 and 2 each require a vote of a majority of the outstanding Units of the Emerging Growth Equity Fund, voting separately.

         The "vote of a majority of the outstanding Units" of any Investment Fund means the vote (i) of 67% or more of the Units present or represented at any meeting, if the holders of more than 50% of the outstanding Units of the Investment Fund are present or represented by proxy, or (ii) of more than 50% of the outstanding Units of the Investment Fund, whichever is less.

         Approval of Proposals 1 and 2 are not contingent upon approval of each other. If either Proposal is not approved, the services of the respective sub-advisor will be discontinued after the completion of the 150 day period. The portion of the portfolio that such sub-advisor would have sub-advised had such proposal been approved will be managed by Investors pending consideration by the Board of Trustees of whether to engage another sub-advisor.

                 Deadline For Submission Of Trust Participants'
                          Proposals To Be Presented To
                    2003 Annual Meeting Of Trust Participants

         The 2003 Annual Meeting of Trust Participants is expected to be held on or about May 21, 2003. Any proposal intended to be presented by any Trust Participant for action at the 2003 Annual Meeting of Trust Participants must be received by the Secretary of the Trust at 317 Madison Avenue, New York, New York 10017, not later than January 21, 2003 in order for such proposal to be included in the Proxy Statement and proxy relating to the 2003 Annual Meeting of Trust Participants. Nothing in this paragraph shall be deemed to require the Trust to include in its Proxy Statement and proxy relating to the 2003 Annual Meeting of Trust Participants, any Trust Participant proposal which does not meet all of the requirements for such inclusion established by the Securities and Exchange Commission at that time in effect.

                                  Other Matters

         Management does not know of any matters to be presented at the Meeting other than those mentioned in this Proxy Statement. If any other matters properly come before the Meeting, including any vote in respect of adjournment, arising because of a lack of a quorum or otherwise, the Units represented by proxies will be voted with respect thereto in accordance with the best judgment of the person or persons voting the proxies. Copies of the Trust's Annual Report for the fiscal year ended September 30, 2002 are available without charge to Trust Participants. To obtain a copy, call the Trust at (800) 446-7774, or write to the Trust at 317 Madison Avenue, 18th Floor, New York, New York 10017.

                                             By Order of the Board of Trustees,


                                             -----------------------------------
                                             STEPHEN P. POLLAK
New York, New York                           Executive Vice President, Counsel
February __, 2003                            and Secretary

                              RSI RETIREMENT TRUST

                               ------------------


                                      PROXY

THIS PROXY IS BEING SOLICITED ON BEHALF OF THE BOARD OF TRUSTEES OF RSI RETIREMENT TRUST ("TRUST").

         The undersigned Trust Participant of the Trust hereby acknowledges receipt of the Notice of Special Meeting of Trust Participants to be held on February 27, 2003 and the Proxy Statement attached thereto, and does hereby appoint Scott Ridenour and Stephen P. Pollak and each of them, the true and lawful attorney or attorneys, proxy or proxies, of the undersigned, with power of substitution, for and in the name of the undersigned to attend and vote as proxy or proxies of the undersigned the number of Units and fractional Units of beneficial interest in the Emerging Growth Equity Fund the undersigned would be entitled to vote if then personally present at the Special Meeting of Trust Participants of the Trust, to be held at the Trust's offices, 317 Madison Avenue, New York, New York, on February 27, 2003 at 3:30 p.m. (E.D.T.), or any adjournment or adjournments thereof, as follows:

       (1)        Emerging Growth Equity Fund Unitholders only
                  To approve of the new investment sub-advisory agreement, between Retirement System Investors Inc. and Batterymarch Financial Management, Inc.with respect to a portion of the Emerging Growth Equity Fund.

                     [ ]  FOR        [ ]  AGAINST        [ ]  ABSTAIN


       (2) Emerging Growth Equity Fund Unitholders only To approve of the new investment sub-advisory agreement, between Retirement System Investors Inc. and Neuberger Berman Management Inc. with respect to a portion of the Emerging Growth Equity Fund.

                     [ ]  FOR        [ ]  AGAINST        [ ]  ABSTAIN

       (3) Upon all other matters which shall properly come before the meeting.

         THIS PROXY WILL BE VOTED AS SPECIFIED. IF NO SPECIFICATION IS MADE, THE PROXY WILL BE VOTED FOR THE APPROVAL OF THE INVESTMENT SUB-ADVISORY AGREEMENTS WITH BATTERYMARCH FINANCIAL MANAGEMENT, INC. AND NEUBERGER BERMAN MANAGEMENT INC., AND, AS TO ANY OTHER MATTERS AS MAY PROPERLY COME BEFORE THE MEETING, THE PROXY WILL BE VOTED IN THE DISCRETION AND ACCORDING TO THE BEST JUDGEMENT OF THE PROXIES.

         Either of such proxies or attorneys, or substitutes, as shall be present and act at said meeting, or at any and all adjournment or adjournments thereof, may exercise all the powers of both said proxies or attorneys.

         The undersigned is entitled to vote __________ Units of the Trust and the number of Units of each Investment Fund. *



      --------------------------------------------           ---------------
      (Print Name of Trust Participant)                       Account no.

      --------------------------------------------
      (Designated Plan Unitholder, if applicable)

      By:                                                        Dated:                   , 2003
          ---------------------------------------------------          -------------------
      (Signature of individual unitholder, or person, officer
      or committee duly designated by Trust Participant)